UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016
_______________________
TIVO INC.
(Exact name of registrant as specified in its charter)
_______________________

Delaware	000-27141	77-0463167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2160 Gold Street,
San Jose, California
95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
On April 28, 2016, TiVo Inc., a Delaware corporation (“TiVo,” the “Company” or “we”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rovi Corporation, a Delaware corporation (“Rovi”), Titan Technologies Corporation, a Delaware corporation and wholly owned subsidiary of Rovi (“Parent”), Nova Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and Titan Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, pursuant to which Rovi will acquire TiVo in a cash and stock transaction (the “Transaction”). The aggregate value of the Transaction to TiVo stockholders, based on the closing price for Rovi common stock on April 28, 2016, is approximately $1.1 billion.
Under the terms of the Merger Agreement, each share of TiVo common stock will be converted into the right to receive, subject to a two-way collar detailed in the Merger Agreement, $2.75 per share in cash and $7.95 per share in common stock in a new holding company that will own both TiVo and Rovi. Rovi stockholders will continue to own one share of common stock in the new holding company for each share of Rovi common stock owned as of the closing. The Transaction is subject to customary closing conditions, and is expected to close by the third quarter 2016. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
Forward-Looking Statements
Certain statements made or incorporated by reference herein, including, for example, regarding the proposed transactions among the Company, Parent and Rovi, the expected timetable for completing the transactions and the aggregate value of the transaction are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the Company and Rovi, all of which are subject to change.  Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements.  The timing of the consummation of the transactions could be delayed due to regulatory review, including by the Securities and Exchange Commission (“SEC”) and relevant antitrust authorities, the timing of the receipt of stockholder approval of either the Company or Rovi and by litigation related to the transactions. The value that will be realized by Company stockholders in connection with the proposed transactions will depend on fluctuations in the value of Rovi's stock price. Factors that could cause Rovi's stock price to vary include the resolution of intellectual property claims, the potential loss of business from one or more major licensees, evolving legal, regulatory and tax regimes and other developments in the DVR and advanced television solutions market, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in the Company's annual report on Form 10-K for the period ended January 31, 2016, Rovi’s annual report on Form 10-K for the period ended December 31, 2015, Rovi’s Quarterly Report on Form 10-Q for the period ended March 31,2016 and other documents of the Company, Parent and Rovi on file with the SEC. Our SEC filings are available publicly on the SEC’s website at www.sec.gov.  Any forward-looking statements made or incorporated by reference herein are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations.  Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Proposed Transactions and Where to Find It
This communication is not a solicitation of a proxy from any stockholder of the Company, Rovi or Parent. In connection with the Merger Agreement, Rovi, the Company and Parent intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Parent that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROVI, TIVO, PARENT AND THE PROPOSED TRANSACTIONS. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by the Company, Parent or Rovi with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York, 10016, (212) 929-5500, proxy@mackenziepartners.com.
Participants in the Solicitation
The Company, Rovi, Parent and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Company and Rovi stockholders in connection with the proposed transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors and their ownership of Company common stock in the Company’s annual report on Form 10-K for the fiscal year ended January 31, 2016, which was filed with the SEC on March 23, 2016, and its proxy statement on Schedule 14A for its 2015 annual meeting of stockholders, which was filed with the SEC on June 1, 2015. These documents are available free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York, 10016, (212) 929-5500, proxy@mackenziepartners.com. Information about the executive officers and directors of Rovi (and, in some instances, Parent) is set forth in Rovi’s annual report on Form 10-K for the fiscal year ending December 31, 2015, which was filed with the SEC on February 11, 2016, and its proxy statement on Schedule 14A for its 2016 annual meeting of stockholders, which was filed with the SEC on March 11, 2016. These documents are available free of charge at the SEC’s web site at www.sec.gov. Other information regarding the participants in the solicitation and description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of the Company’s and Rovi’s stockholders generally, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the proposed transactions that Parent will file with the SEC when it becomes available.
Item 9.01.     Financial Statements and Exhibits.
(d)           Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2016, by and among Rovi Corporation, TiVo Inc., Titan Technologies Corporation, Nova Acquisition Sub, Inc. and Titan Acquisition Sub, Inc.*

*Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TIVO INC.

Date: May 4, 2016	By:	/s/ Naveen Chopra
		Name:	Naveen Chopra
		Title:	Interim Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 28, 2016, by and among Rovi Corporation, TiVo Inc., Titan Technologies Corporation, Nova Acquisition Sub, Inc. and Titan Acquisition Sub, Inc.*

*Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.